SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	June 22, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

     On June 22, 2004, Terayon Communication Systems, Inc. (Company) issued a press release announcing that the Company creates ground-breaking opportunities for advertisers to target local audiences through high definition television programming. The press release is attached hereto as Exhibit 99.1

     Terayon Creates Ground-breaking Opportunities for Advertisers to Target Local Audiences Through High Definition Television Programming

Item 7. Exhibits.

99.1	Press Release, dated as of June 22, 2004, entitled Terayon Creates Ground-breaking Opportunities for Advertisers to Target Local Audiences Through High Definition Television Programming

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Arthur Taylor
Arthur Taylor
Chief Financial Officer

Date: June 23, 2004

INDEX OF EXHIBITS

99.1	Press Release, dated as of June 22, 2004, entitled Terayon Creates Ground-breaking Opportunities for Advertisers to Target Local Audiences Through High Definition Television Programming.

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